UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pershing Square Capital Management, L.P. and certain affiliates (“Pershing Square”) posted the following material to www.ADPascending.com:

ADPASCENDING HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT
October 30. 2017
Letter to ISS
October 27, 2017
Letter to Shareholders
October 11,2017
Pershing Square’s AOP Presentation to Shareholders
Pershing Square’s AOP Presentation to Shareholders—Supporting Materials
September 28, 20 t 7
Letter to Shareholders
September 20,2017
Letter to Shareholders
September 15, 20 t 7
Pershing Square Amended 13D
Pershing Square sends a letter to ACP’s Board requesting the use of a universal proxy card.
September 14,2017
Proxy Supplement
September 7, 2017
Pershing Square Amended 13D
Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square In the best interest of the company and all of its stakeholders.
September 5, 2017
Proxy Statement
August 31.2017
Pershing Square Files an Amended 13 0
Pershing Square files an amended 13 d showing that as of August 31, 2017. Veronica M. Hagen and V. Paul Unruh
each beneficially own 3,000 shares of Common Stock of AOP.
August 14. 2017
Preliminary Proxy Statement
August 7, 2017
130
HOW TO VOTE
Sign up for email
updates:
EMAIL •
SUBMIT
Contacts
Pershing Square
Fran McGill
212 909 2455
McGiii@persq.com
Rubenstein
Steve Murray
212 843 8293
smurray@rubenstein.com
EricKuo
212 843 8494
ekuo@rubenstein.com
PROXY STATEM ENT

ADPASCENDING HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT    10/31/2017    Pershing Square’s Nominees for ADP’s Transformation    Sign Up For Email    Updates    EMAIL • SUBMIT    C 2017 Pershing Square Capital Management, L P.I Disclaimer I SEC Filings    Every Vote Matters!    HOW TO VOTE    • Vote Online Vote By Phone    The Nominees For    ADP’s Transformation    Meet Pershing Square’s nominees for    election to the Board of ADP: Bill Ackman    and independent directors Veronica M.    Hagen and V. Paul Unruh    PROXY STATEMENT

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT VOTE THE GOLD PROXY CARD. EVERY VOTE MATTERS! Vote Online Vote By Phone Voting FAQs Pershing Square’s Letter to Shareholders LETTER TO SHAREHOLDERS What you’ll receive as a shareholder You will receive multiple mailings from both Pershing Square and ADP. You may also receive some materials more than once if you own shares in different accounts. The instructions for voting are different, depending on how your shares are held. If you’re a registered shareholder, you’ll receive a GOLD Proxy Card. If you hold ADP shares through a bank or brokerage account, you’ll receive a GOLD Voting Instruction Form. It is important that you vote every GOLD card you receive. To support Pershing Square’s Nominees for ADP’s Transformation, you need to vote a GOLD Proxy Card or GOLD Voting Instruction Form (VIF) for each and every account holding ADP shares. How to Vote the Gold Card Vote Online Vote By Phone How to vote GOLD To vote for Pershing Square’s Nominees for ADP’s Transformation, vote the GOLD Proxy Card or GOLD Voting Instruction Form. Based on your account holdings, you will receive similar material from ADP that will say “White Proxy Card” or “White Voting Instruction Form.” PLEASE DISCARD ANY MATERIALS YOU RECEIVE FROM ADP. Questions regarding voting can be directed to: North American Toll-Free Number: (866) 342-1635 Email: ADP@dfking.com VOTE ONLINE You will need your GOLD Proxy Card or GOLD Voting Instruction Form to vote online. Locate the web address on your GOLD Proxy Card (www.fcrvote.com/ADP) or GOLD Voting Instruction Form (www.proxyvote.com). Locate the unique 12 digit control number located on your GOLD Proxy Card or your unique 16 digit control number located on your GOLD Voting Instruction Form. Access the designated voting site. Follow the instructions provided. VOTE BY PHONE Locate the 12 digit control number on your GOLD Proxy Card, dial the toll free number given on your GOLD Proxy Card and follow the instructions. OR Locate the 16 digit control number on your GOLD Voting Instruction Form, dial the toll-free telephone number given on your GOLD Voting Instruction Form and follow the instructions. Voting FAQ Proxy and Voting Information When Should Shareholders Receive Their Proxy Materials? Shareholders should start receiving the Proxy Materials, including the GOLD Proxy Card or GOLD Voting Instruction Form, the week of September 25th. How Do I Vote By Proxy? You can vote online or by phone. See the “How To Vote” section of this website. When Is The Cut-Off For Voting My Proxy? If you hold your shares through a bank or brokerage firm, the voting cut-off for Internet or telephone voting is 11:59 PM on November 6, 2017. If you hold your shares in registered form (not through a bank or brokerage firm), the voting cut-off for Internet and telephone voting is at 8:30 am on November 7, 2017 (the start of the Annual Meeting). Is it Too Late To Mail in My Proxy Card, Will It Be Received In Time? At this late date, mailed proxy cards or Voter Instruction Forms will not arrive in time for the November 7 meeting. You should vote online or by phone. Why Have I Received More Than One Proxy Card? You will receive multiple GOLD Proxy Cards or GOLD Voting Instruction Forms for each account that holds shares of ADP. It is very important to submit a vote for each account in which you hold shares via the GOLD Proxy Cards or GOLD Voting Instruction Forms and discard any white proxy cards or white voting instruction forms you receive from ADP. Should I Vote Again When I Get Duplicate Mailings? Yes, you should vote each and every GOLD Proxy Card or GOLD Voting Instruction Form, for every account holding ADP shares. What Happens if I Voted the White Proxy Card and Then Want to Change my Vote to Vote for Pershing Square’s Nominees for ADP’s Transformation? Only your latest dated proxy will count. If you previously voted via a white proxy card or white voting instruction form, you can revoke it by subsequently voting a later dated GOLD Proxy Card or GOLD Voting Instruction Form. I Have Multiple Gold And White Cards. What Should I Do? Vote each GOLD Proxy Card or GOLD Voting Instruction Form you receive to support Pershing Square’s Nominees for ADP’s Transformation. You should discard all white cards you receive from ADP. What Should I Do With The White Proxy Card? You should discard all white proxy cards or white voting instruction forms you receive from ADP. How Did Pershing Square Get My Name And Address? ADP turned over its shareholder lists to Pershing Square as required by state law. Can A Vote Be Changed Or Revoked After A Proxy Card Is Returned? Yes, if you previously returned a white card or white voting instruction form, you can revoke it by subsequently voting a later dated and signed GOLD Proxy Card or GOLD Voting Instruction Form. Voting via the white proxy card will revoke any vote you previously made via the GOLD Proxy Card or GOLD Voting Instruction Form. Accordingly, you should not vote any white proxy cards or white voting instruction forms. Only your most recent vote will count at the annual meeting. Can I Vote In Person At The Annual Meeting Instead Of Voting By Proxy? Yes. If you hold your shares in registered form (not through a bank or brokerage firm), you can vote by ballot at the annual meeting. If you hold your shares through a bank or brokerage firm, you must obtain a “legal proxy” from your bank or brokerage firm to enable you to vote at the annual meeting. However, we encourage you to vote your GOLD proxy by Internet or telephone prior to the meeting, even if you plan to attend in person. Will My Control Number Be The Same For All Of My Accounts? No. You will have a different control number for each account that holds ADP shares. Will The Control Number Be The Same For ADP’s and Pershing Square’s Materials? No. Each account that holds ADP shares will have separate control numbers for the proxy materials sent to you by Pershing Square (GOLD proxy card control number) versus proxy materials sent to you by ADP (white proxy card control number). Am I a “Registered Shareholder” or a “Beneficial Shareholder”? What’s the difference? You’re a registered shareholder if you own ADP shares in your own name (not through a bank or brokerage firm). You’re a beneficial shareholder if you own the shares through a bank or brokerage firm. Registered shareholders should vote the GOLD Proxy Card. Beneficial shareholders should vote on the GOLD Voting Instruction Form. What Should I Do If I’m Not Sure if I Have Received the Right Voting Forms? You should promptly contact our proxy solicitor, D.F. King & Co., Inc., at (866) 342-1635 © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT PRESS RELEASES TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS LETTERS & FILINGS Pershing Square Press Releases: October 31, 2017    Pershing Square Releases Third in a Series of Videos for Shareholders    October 30, 2017    Pershing Square to Hold Webcast on November 1 at 10:00 AM EDT    October 30, 2017    Pershing Square Sends Letter to ISS    October 30, 2017    Pershing Square Demands that ADP Provide Supporting Details or Immediately Retract its Misleading Claim about its Plans to Improve its Operating Margins    Supporting Excel Spreadsheet    October 27, 2017    Pershing Square Publishes Letter to Shareholders; Releases Eighth Question for ADP; Reminds Investors the Only Way to Vote FOR Bill Ackman and The Nominees For ADP’s Transformation is to Vote on the GOLD Proxy Card or Voting Instruction Form    October 25, 2017    Proxy Advisory Firm ISS Recommends ADP Shareholders Elect Pershing Square’s Bill Ackman to ADP’s Board    October 24, 2017    Proxy Advisory Firm Egan-Jones Joins Glass Lewis In Recommending ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation on the GOLD Proxy Card    October 23, 2017    Proxy Advisory Firm Glass Lewis Recommends ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation on the GOLD Proxy Card    October 23, 2017    Pershing Square Releases Seventh Question for ADP    October 19, 2017    Pershing Square Releases Additional Questions for ADP    October 17, 2017    Pershing Square’s Nominees for ADP’s Transformation to Participate in a Fireside Chat    October 16, 2017    Pershing Square Highlights Independent Research Survey Results on ADP 83% of ADP’s Current Long Shareholders Surveyed Support Pershing Square’s Involvement in ADP    October 10, 2017    Pershing Square Releases Fourth in a Series of Questions for ADP Reminds Shareholders about Live Webcast for ALL ADP Shareholders Tonight    October 5, 2017    Pershing Square Releases Third in a Series of Questions for ADP    October 2, 2017    Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017    September 28, 2017    Pershing Square Releases Letter to Shareholders    September 25, 2017    Pershing Square Releases Detailed Response to ADP’s September 12, 2017 Presentation    September 20, 2017    Pershing Square Releases Letter to Shareholders    September 13, 2017    Pershing Square Responds to ADP Presentation    September 8, 2017    Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting    September 7, 2017    Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting    September 6, 2017    Pershing Square Comments on Meeting with ADP Board    September 5, 2017    Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting    August 21, 2017    Pershing Square Issues Statement Regarding ADP    August 18, 2017    Pershing Square Announces Replay of Webcast Available at www.ADPascending.com    August 16, 2017    Pershing Square Announces Details for Webcast    August 7, 2017    Pershing Square Announces Nominees for Election to the Board of Directors of ADP    August 4, 2017    Pershing Square Announces Investment in ADP    Sign up for email updates:    EMAIL*    SUBMIT Contacts    Pershing Square Fran McGill 212 909 2455 McGill@persq.com    Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com    Eric Kuo 212 843 8494 ekuo@rubenstein.com    © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings    PROXY STATEMENT

Pershing Square sent the following email to certain subscribers of www.ADPascending.com:

ADPASCENDING
October 30, 2017
Thank you for your interest in ADP Ascending. Below find a list of pages that have been updated with new or changed content.
Press Releases:
Pershing Square Demands that ADP Provide Supporting Details or
Immediately Retract its Misleading Claim about its Plans to Improve its
Operating Margins: ADP’s Recent Claim that its Plan Will increase Net
Operational Margins by “500 basis points” in Three Years is Inaccurate and
Misleading to Investors: ADP’s Plan Colts for Actual Margins to Increase Just
100·200 basis Points in Three Years
LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION
Pershing Square capl1al Management. L.P. (“Pershing Square” and certain of ‘its affiliated funds have tiled with the Securities and Exchange Commission (the “SEC” a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting; of Automatic Data Processing, Inc. (the “Company”) and
the election of a slate of director nominees at the Annual Meeting (the “Solicitation”. Stockholders are
advised to read the proxy statement and any other documents related 10 the Solicitation because they contain Important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection, with the Solicitation are available at no charge on the SEC’s website at http:www.sec.gov. The definitive proxy statement and
Other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street 22nd Floor.
New York, New York 10005 (can Collect: (212) 269-5550; Call Toll Free: (866) 342·1635) or
emaii:ADP@dfking.com.
William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“Ps
Management”). Pershing Square, LP., Pershing Square II, LP. Pershing Square International, ltd.,
Pershing Square Holdings. Lid. and Pershing Square VI Master, L.P. may be deemed “participants” under
SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on
Schedule 130 Initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as It may be amended from time to lime. Except as described in the Schedule 130, none of the Individuals listed above has a direct or Indirect interest, by security holdings or otherwise, In the Company or the matters to be acted upon, H any, In connection with the Annual Meeting.
Neither the press release or related email notification is an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, or the Company. or of any other person. While certain ·funds managed by Pershing Square have invested in the common stock of. and/or derivatives referencing, the Company, Pershing Square is not an affiliate of the Company and is not authorized to disseminate any Information for or on behalf of the Company.
Copyright 2017 ADP Ascending, All rights reserved.
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ADPASCENDING
October 30, 2017
Thank you for your interest in ADP Ascending. Below find a list of pages that have been updated with new or changed content.
Press Releases:
Pershing Square to Hold Webcast on November 1 at 10:00 AM EDT
Pershing Square Sends Letter to ISS
LEGAL NOTICE, DISCLAIMER AND FORWARO.LOOKING INFORMATION
Pershing Square Capital Management. L.P. “Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the ‘SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the ‘Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and
the election of a slate of director nominees at the Annual Meeting (the ‘Solicitation”). Stockholders are
advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Sonication. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.aov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor,
New York, New York 10005 (Call Collect: 12121 269·5550; Call Toll Free: 1866) 342-1635) or
emaii:ADP®df!sing.com.
William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS
Management”), Pershing Square, L.P. Pershing Square II, L.P., Pershing Square International, Ltd.,
Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed ‘participants’ under
SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on
Schedule 130 initially filed with the SEC on August 7, 2017 (the ‘ Schedule 130’), as~ may be amended from time to time. Except as described in the Schedule 130, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.
Neither the press release or related email notification is an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, or the Company, or of any other person. While certain funds managed by Pershing Square have invested in the common stock of, and/or derivatives referencing, the Company, Pershing Square is not an affiliate of the Company and is not authorized to disseminate any information for or on behalf of the Company.
Copyright@ 2017 ADP Ascending, All rights reserved.
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You can update your preferences or unsubscribe from this list.

Pershing Square posted the following material to their Twitter page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending @ADPascending Independent proxy advisory firm Glass Lewis deliveries analysis of $ADP transformation plan #voteGOLD 1/3 7:36 AM - 31 Oct 2017

ADP Ascending @ADPascending Glass Lewis”: “we find Pershing Square’s plan to be a realistic yet far more compelling proposal, that, while not as conservative..” 2/3 7:36 A.M - 31 Oct 2017

ADP Ascending @ADPascending “.. as the Company’s approach, remains prudent and measured, centered primarily on basic business blocking and tackling.” 3/3 7:36 AM - 31 Oct 2017

ADP Ascending @ADPascending .@GlassLewis backs ALL of the #voteGOLD nominees for ADP’s board. Read more in @TheStreet: Ackman Gets Boost In ADP Battle Influential shareholder advisory firm supports all of the activist investor’s director candidates in a proxy war set to conclude on Nov. 7. 11:00 AM- 31 Oct 2017

Pershing Square posted the following material to their Facebook page relating to the Company:

ADP Ascending Published by Global Strategy Group[?] Just now “We believe Ms. Hagen’s executive and director experience at companies across a variety of competitive industries, including engineered materials, pulp and paper, aluminum, utilities, and mining, businesses which generally have lower margins and require an intense focus on operational efficiency in order to be successful, would be applicable and valuable to ADP’s current position.”- Glass Lewis Top independent proxy advisory firm Glass Lewis agrees with our nomination of Veronica Hagen to ADP’s board. Learn how you can help bring her innovative ideas to ADP and #VoteGOLD How to Vote ADP Ascending ADP has informed Broadbridge that the record date for voting at the 2017 annual meeting is September 8, 2017. Review Gold Card voting when available. ADPASCENDING.COM